                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 21, 2004
                                                          -------------
                                  AMETEK, Inc.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                       1-12981               14-1682544
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

37 North Valley Road, Building 4, P.O. Box 1764, Paoli, Pennsylvania     19301
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                 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code 610-647-2121

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                                  AMETEK, Inc.

Item 7. Financial Statements and Exhibits.

(c)   Exhibit

 Exhibit  Number                               Description
-----------------                              -----------
    99(a)     Copy of press release issued by AMETEK, Inc. on July 21, 2004.

Item 12. Results of Operations and Financial Condition

   The information contained in Item 7 and Item 12, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, (The "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such filings.

   On July 21, 2004, AMETEK, Inc. issued a press release announcing its financial results for the three and six month periods ending June 30, 2004. Said press release also discussed the previously announced July 16, 2004 acquisition of Hughes-Treitler Manufacturing Corporation and the June 18, 2004 acquisition of Taylor Hobson Holdings Limited. A copy of such press release is attached as
Exhibit 99(a). The information contained in the aforementioned press release is hereby incorporated by reference in this Form 8-K.

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                                  AMETEK, Inc.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   AMETEK, Inc.
                                       -----------------------------------------
                                                   (Registrant)

                                       By  /s/ Robert R. Mandos, Jr.
                                       -----------------------------------------
                                               Robert R. Mandos, Jr.
                                               Vice President & Comptroller
                                               (Principal Accounting Officer)

July 21, 2004

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                                  AMETEK, Inc.

                                  EXHIBIT INDEX

   Exhibit Number                           Description
--------------------                        -----------
      99 (a)          Copy of press release issued by AMETEK, Inc. on July 21, 2004.

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